VANGUARD
ASSET ALLOCATION
FUND

Annual Report
September 30, 1996

THE VANGUARD GROUP:
LINKING TRADITION
AND INNOVATION

At Vanguard, we treasure our
rich nautical heritage--even as
we steer our course toward the
twenty-first century. Our Report
cover reflects that blending of
tradition and innovation
of past, present, and future
The montage includes a bronze
medallion with a likeness of our
namesake, HMS Vanguard
(Lord Nelson's flagship at The
Battle of the Nile); a clock built
circa 1816 in Scotland, featuring
a portrait of Nelson (who is also
shown, accepting a surrender, in
a detail from a nineteenth-
century engraving); and several
views of our recently completed
campus, which is steeped in
nautical imagery--from our
buildings named after Nelson's
warships (Victory, Majestic, and
Goliath are three shown), to our
artwork and ornamental
compass rose.


[HMS VANGUARD LOGO]

[PHOTO]

VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C.
        Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.


                                    CONTENTS


                                  A Message To
                                Our Shareholders
                                       1

                                  The Markets
                                 In Perspective
                                       3

                                  Report From
                                  The Adviser
                                       5

                                  Performance
                                    Summary
                                       7

                                   Portfolio
                                    Profile
                                       8

                                   Financial
                                   Statements
                                       11

                                   Report Of
                                  Independent
                                  Accountants
                                       22

                                 Directors And
                                    Officers

                               INSIDE BACK COVER

FELLOW SHAREHOLDER,

[PHOTO]
[PHOTO]

         During Vanguard Asset Allocation Fund's fiscal year ended September 30, 1996, stocks enjoyed a continuation of the long-running bull market, while bonds provided subdued total returns. Fortunately, the Fund's allocation was tilted toward stocks during the year, and we earned a solid total return of +15.3%.

         The Fund, as you know, may hold three classes of financial assets in its allocation strategy: common stocks (as represented by the unmanaged Standard & Poor's 500 Composite Stock Price Index), long-term U.S. Treasury bonds, and cash reserves. A portfolio equally weighted in each class would have provided a total return (capital change plus reinvested dividends) of +9.3% during fiscal 1996. The table at right compares our twelve-month return with those of the average asset allocation fund and the three asset classes.

-------------------------------------------------------------------
                                                    TOTAL RETURN
                                                  FISCAL YEAR ENDED
                                                 SEPTEMBER 30, 1996
-------------------------------------------------------------------
Vanguard Asset Allocation Fund                        +15.3%
-------------------------------------------------------------------
Average Asset Allocation Fund                         +12.3%
-------------------------------------------------------------------
S&P 500 Index                                         +20.3%
Long-Term U.S. Treasury Bonds                         + 2.3
90-Day U.S. Treasury Bills                            + 5.3
-------------------------------------------------------------------

        The Fund's total return is based on net asset values of $17.03 per share on September 30, 1995, and $18.27 per share on September 30, 1996, adjusted for the reinvestment of our semi-annual dividends totaling $.66 per share from net investment income and a distribution of $.61 per share from net capital gains realized during 1995.

FISCAL 1996 PERFORMANCE OVERVIEW

Fiscal 1996 was a challenging period for asset allocation funds. Market expectations and perceptions of the economy, inflation, and interest rates shifted repeatedly. The stock market, buoyed by continued strong growth in corporate earnings, proved remarkably resilient for most of the year. The bond market, on the other hand, rallied during the first quarter of the fiscal year but subsequently slumped amid fears that the economy was overheating and that inflation would rekindle.

         Our Fund's use of the stocks in the S&P 500 Index as the basis for its equity position was an advantage in fiscal 1996, since the large, blue-chip stocks that dominate the Index handily outpaced their smaller-capitalization cousins. Details of allocation shifts made during the year are provided in the "Report From The Adviser," starting on page 5. Suffice it to say that these changes provided considerable "value added" for the Fund. If we had maintained our "neutral" position of 60% stocks and 40% bonds throughout the year, our return would have been roughly +13%, more than two full percentage points below our actual return.

         Our +15.3% return in fiscal 1996 significantly bettered the +12.3% return of the average asset allocation fund. We should note that our competitors in the asset allocation field are a diverse lot, employing many different strategies, some of them quite exotic (for example, funds that invest in "hard" assets such as gold, engage in short-selling, or use borrowed money to "leverage" their returns). Our Fund was helped, relative to its com-petitors, by holding a somewhat larger exposure to common stocks, particularly large-capitalization stocks. We also benefited considerably by having an expense ratio (expenses as a percentage of average net assets) approximately one-third that of the average asset allocation fund: 0.47% for our Fund versus 1.35% for our peers.

LONG-TERM PERFORMANCE OVERVIEW

The table below presents our record since we began operations eight years ago, compared to those of the average competitor and the three asset classes in which we invest. Clearly, our excellent performance relative to our peer group in fiscal 1996 was not an isolated occurrence. We should emphasize that future returns from financial assets may be less generous than those of the past eight years, which were quite high by historical standards.


------------------------------------------------------------------------------------
                                                               TOTAL RETURN*
                                                      NOV. 3, 1988, TO SEP. 30, 1996
                                                     -------------------------------
                                                      CUMULATIVE         ANNUAL RATE
------------------------------------------------------------------------------------
Vanguard Asset Allocation Fund                         +183.0%             +14.1%
------------------------------------------------------------------------------------
Average Asset Allocation Fund                          +126.9%             +10.9%
------------------------------------------------------------------------------------
S&P 500 Index                                          +212.5%             +15.5%
Long-Term U.S. Treasury Bonds                          +113.8              +10.1
90-Day U.S. Treasury Bills                             + 52.8              + 5.5
------------------------------------------------------------------------------------

*Assumes reinvestment of all dividends and distributions, and excludes sales charges, if any, on the other mutual funds.

         That said, we believe there are good reasons to anticipate that the Fund will continue to provide strong relative returns. We think our basic strategies, which have served us well since our founding in 1988, should continue to do so in the future. Those key strategies are: 1) using computer-modeled forecasts, not intuition, to estimate future returns on the three asset classes; 2) changing our stock/bond ratio relatively infrequently and making changes gradually rather than suddenly; and 3) relying on our asset allocation process to add value rather than trying to pick the best securities within each asset class (we use the S&P 500 Index for our equity holdings rather than picking individual stocks, and we use long-term Treasury bonds rather than trying to select bonds with the "best" maturities or the "right" credit-quality characteristics). These three strategies have helped to account for much of our past performance advantage; our low expenses have also helped--and will continue to help--enhance our returns, without adding to our risk in any way.

IN SUMMARY

We consider Vanguard Asset Allocation Fund to be an excellent representation of Vanguard's basic investment philosophy, namely that a long term investor should hold a balanced portfolio that provides exposure to common stocks, bonds, and cash reserves.

         Such portfolios are not without risk, and our Fund is no exception. Financial markets are not one-way streets, and after a rewarding period such as the past eight years, it is not unreasonable to expect rougher traveling ahead. But "staying the course" with a balanced mix of assets appropriate to your financial objectives has proven a successful strategy for balancing risk and return in the past. We believe it will prove to be a sound investment approach for the future.

/s/ JOHN C. BOGLE                                           /s/ JOHN J. BRENNAN

Chairman of the Board                                       President

October 14, 1996

THE MARKETS IN PERSPECTIVE: FISCAL YEAR ENDED SEPTEMBER 30, 1996

U.S. EQUITY AND BOND MARKETS

During the past twelve months, expectations about economic growth, inflation, and Federal Reserve policy shifted markedly, generating some pronounced changes in the U.S. equity and bond markets. In October 1995, for example, the U.S. economy was widely considered to be slowing, after exhibiting fairly robust growth earlier in the year. Reflecting this view, investors were attracted to long-term U.S. Treasury bonds (the yield on the 30-year maturity fell from 6.5% to just below 6.0%) and large-capitalization stocks (the Standard & Poor's 500 Composite Stock Price Index advanced 9.6%) from the beginning of October 1995 through the end of January. By contrast, shares of small-capitalization firms increased only 2.1% in this period.

        The view that slow but steady economic growth and minimal inflation would continue was widely held. Even the Open Market Committee of the Federal Reserve accepted this outlook, as evidenced by its decision in January to cut both the discount and Fed funds rates by 0.25% in an effort to stimulate the economy.

        By mid-February, however, reports indicated increases in the demand for technology goods, the number of new jobs, and consumer spending. As a result, the outlook among investors changed. Common-stock investors began to look for opportunities offered by a rapidly expanding economy (e.g., rapid earnings growth among technology, cyclical, and smaller firms), while bond investors saw the more rapid growth as an indication of future inflation. The result was a 1.2% rise in the 30-year U.S. Treasury yield and sharp jumps in the prices of economically sensitive stocks during the next three months.


-------------------------------------------------------------------------------
                                                AVERAGE ANNUALIZED RETURNS
                                             PERIODS ENDED SEPTEMBER 30, 1996
                                         --------------------------------------
                                          1 YEAR        3 YEARS         5 YEARS
-------------------------------------------------------------------------------
Equity
     S&P 500 Index                        20.3%           17.4%           15.2%
     Russell 2000 Index                   13.1            12.7            15.8
     MSCI-EAFE Index                       8.9             8.4             8.5
-------------------------------------------------------------------------------
Fixed-Income
     Lehman Aggregate Bond Index           4.9%            5.0%            7.5%
     Lehman 10-Year Municipal
       Bond Index                          4.8             4.9             7.6
     Lipper Money Market                   4.9             4.4             3.9
-------------------------------------------------------------------------------
Other
     Consumer Price Index                  3.0%            2.8%            2.8%
-------------------------------------------------------------------------------

        This outlook proved to be short-lived, too, with signs of a slowdown appearing by late spring. As a result, blue-chip growth stocks became the preferred segment of the stock market, while smaller-company issues, particularly technology stocks, declined--often sharply. Bond investors benefited from the revised outlook, as long-term yields fell -0.5% between early July and mid-August. By the end of September, however, the long-term Treasury yield had retraced half of the summer rally.

        The markets moved in reaction to wide swings in consensus expectations for the economy. Bond investors, in aggregate, suffered somewhat as the Lehman Brothers Aggregate Bond Index posted a total return of 4.9% for the fiscal year, with income of 6.9% and a -2.0% decline in capital.

        Equity investors, on the other hand, saw the S&P 500 Index generate a strong return of 20.3%, largely due to continued earnings growth; yet the S&P 500's performance trailed by 9.4% the exceptional 29.7% gain generated during the twelve months ended September 30, 1995. The returns for the S&P 500 Index for these periods represent approximately two and three times, respectively, the long-term average returns of the Index.

        The best performers among the S&P 500's holdings were often the large "traditional" growth stocks in the health-care (31.4% over the last twelve months) and consumer-staples (26.4%) sectors. Such issues have historically performed especially well during periods of economic uncertainty thanks to the dependability of their earnings. The utilities (-0.4%), consumer-cyclical (13.8%), and basic-materials (14.6%) sectors, by contrast, lagged in this year characterized by uncertain growth and rising interest rates.

        A number of the worst--and most volatile--performers among domestic common stocks could be found among small-capitalization technology issues. While small-company stocks (as measured by the Russell 2000 Small Stock Index) gained 13.1% in aggregate, stocks of small technology companies gained only 4.2% for the year, dropping -12.6% in the last four months alone. The most likely cause was a number of earnings disappointments within the group.

        For bond investors, issues of shorter maturity and lower quality generally performed better than other segments of the bond market. Mortgage-backed securities also generated attractive relative returns as rising interest rates reduced prepayment activity. Municipals, however, were strong compared to their taxable siblings as concern over a "flat-tax" system eased.

INTERNATIONAL EQUITY MARKETS

Returns for international equity investors were solid, as reflected in the 8.9% return of the Morgan Stanley Capital International-Europe, Australasia, Far East (EAFE) Index. Performance in the European and Pacific Rim markets differed widely, however, with returns of 14.6% and 3.2% (measured in U.S. dollars), respectively. One reason for the disparity was the strength of the U.S. dollar versus the Japanese yen. The dollar gained 12.9% against the yen, a move that reduced the Japanese market's 13.5% increase in local terms to a mere 0.5% for dollar-based investors. The dollar was modestly stronger (3.8%) against the major European currencies.

        The strength of the European markets stemmed, at least in part, from governments' commitment to the Maastricht Treaty. The Treaty, which seeks to achieve a common European currency, requires that a nation's budget deficit not exceed 3% of its GDP. With the Maastricht deadlines approaching, governments are reaffirming their commitment to the Treaty by reducing spending. These actions have led to lower interest rates and strong gains, in aggregate, for many stocks.

         In Asian markets, Hong Kong (23.2%) and Malaysia (17.3%) stood out for their gains. A number of the smaller markets (e.g., Singapore, Thailand) suffered from slower growth and reduced competitiveness as a result of the weakened Japanese yen. The Japanese market, despite the 13.5% gain (measured in yen), proved disappointing to many investors due to slow sustained growth despite government efforts to spur the economy.

REPORT FROM THE ADVISER

[PHOTO]

For the fiscal year ended September 30, 1996, Vanguard Asset Allocation Fund earned a total return (capital change plus reinvested dividends) of 15.3%, while the Standard & Poor's 500 Composite Stock Price Index provided a return of 20.3% and the Lehman Brothers Long-Term U.S. Treasury Index returned 2.3%. For the second half of the fiscal year, the Fund had a total return of 5.4%, while the S&P 500 Index advanced 7.7% and the Lehman Long-Term Treasury Index returned 1.4%.

        The fiscal year proved to be both exhilarating and confounding for investors, as market participants grappled with a changing economic picture and its implications for Federal Reserve monetary policy and interest rates. At the start of the fiscal year, moderate economic growth and subdued inflation seemed to bode quite well for the markets. However, as the year progressed, economic data pointed to a job market that had heated up considerably, presaging a rise in inflation. The monthly employment reports gave alternating signals about the strength of the economy in general and the labor market in particular. The financial markets reacted to the vagaries of the economic cycle by alternating between pessimism and optimism. During the final fiscal quarter, two Federal Reserve Board meetings came and went with no change in interest rates despite much speculation and fear that the Fed would raise them.

------------------------------------------------------------------
CHANGES IN THE FUND'S ASSET ALLOCATION DURING FISCAL YEAR 1996
------------------------------------------------------------------
 . . . . . . . . . . . . . . 1995 . . . . . . . . . . . . . . . . .
                                STOCKS          BONDS        CASH
  October                       70%             30%
 November                       70%             30%
 December                       80%             10%          10%


 . . . . . . . . . . . . . . 1996 . . . . . . . . . . . . . . . . .
  January                       80%             10%          10%
 February                       80%             20%
    March                       60%             40%
    April                       60%             40%
      May                       60%             40%
     June                       60%             40%
     July                       60%             40%
   August                       70%             30%
September                       60%             40%
------------------------------------------------------------------


        In the face of these uncertainties, the equity market posted very good returns for the year, largely on the continued strength of corporate America. Both expected and reported corporate earnings advanced as the economy continued its growth. Prices of fixed-income securities, on the other hand, retreated early in calendar 1996 as signs of inflation continued to appear. For the rest of the fiscal year, the bond market essentially held its ground, although prices and yields frequently fluctuated within fairly narrow ranges.

        In managing Vanguard Asset Allocation Fund, Mellon Capital Management uses an asset allocation model that is forward-looking. The model takes as inputs the expected returns for common stocks, bonds, and cash, the risk of each asset class, and the correlations among the asset class returns. Given the tradeoff between risk and return, the model selects the mix of


INVESTMENT PHILOSOPHY

The adviser believes that, although the financial markets are very efficient, imbalances can be identified in the relative pricing of stocks, bonds, and money market instruments. Implicit in this approach is a belief that such imbalances occur only periodically and do not persist for long periods. The adviser attempts to identify these windows of opportunity and to structure the portfolio to take advantage of them.

stocks, bonds, and cash that best integrates total Fund risk and return with the average investor's risk aversion. As the inputs to the model change over time and stock and bond prices fluctuate, so does the model's recommendation for the optimal mix of stocks, bonds, and cash. The Fund's assets are periodically rebalanced to the allocation recommended by the model. We should note that when it is more efficient and cost-effective to do so, the Fund uses S&P 500 Index futures contracts in addition to the actual underlying stocks to maintain our desired exposure to the stock market. Doing so allows us to maintain a significant liquidity reserve for the Fund while adhering to the target equity allocation recommended by our model.

        The Fund began the fiscal year with a mix of 70% stocks and 30% bonds. As bond yields declined, the Fund moved to an asset mix of 80% stocks, 10% bonds, and 10% cash at the end of calendar year 1995. When interest rates on cash investments fell and bond yields increased, the portfolio mix was shifted to 80% stocks and 20% bonds in early February. Bond yields continued to rise, so the fixed-income exposure was increased in March by changing the mix, in two steps, from 80/20 to 60/40. We held this mix of 60% stocks and 40% bonds for several months, as bond yields traded within a narrow range and the expected return on stocks remained relatively consistent.

         In mid-July, our model identified equities as the favored asset class due to a combination of falling stock prices and moderate increases in expected corporate earnings. InAugust, bond yields at first decreased, prompting a shift in the Fund's mix from 60/40 to 70/30 in mid-August. After that move, stocks rallied and bond yields rose again, leading our model to recommend a shift back to 60/40. This signal continued into September, as the continued rise in the equity market decreased expected returns from stocks. Accordingly, we changed the mix of Vanguard Asset Allocation Fund to 60/40 in late September.

William L. Fouse, CFA
Mellon Capital Management Corporation

October 8, 1996

PERFORMANCE SUMMARY: ASSET ALLOCATION FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.

TOTAL INVESTMENT RETURNS: 11/3/88-9/30/96
--------------------------------------------------------------------
                        ASSET ALLOCATION FUND                S&P 500
FISCAL           CAPITAL       INCOME         TOTAL           TOTAL
YEAR             RETURN        RETURN        RETURN          RETURN
--------------------------------------------------------------------
1989             21.1%         2.8%           23.9%           29.2%
1990             -8.6          4.0            -4.6            -9.2
1991             20.9          6.4            27.3            31.2
1992              7.2          5.0            12.2            11.1
1993             10.7%         4.7%           15.4%           13.0%
1994             -5.2          3.1            -2.1             3.7
1995             23.6          5.0            28.6            29.7
1996             11.1          4.2            15.3            20.3
--------------------------------------------------------------------

See Financial Highlights table on page 19 for dividend and capital gains information for the past five years.

[FIGURE]


---------------------------------------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL TOTAL RETURNS
                                               PERIODS ENDED SEPTEMBER 30, 1996
                                         ---------------------------------------------        FINAL VALUE OF A
                                         1 YEAR          5 YEARS       SINCE INCEPTION       $10,000 INVESTMENT
---------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND                    15.27%          13.45%           14.06%                   $28,295
AVERAGE ASSET ALLOCATION FUND            12.33           10.98            10.92                     22,691
S&P 500 INDEX                            20.33           15.23            15.50                     31,245
---------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 9/30/96
------------------------------------------------------------------------------------------------------------------------------
                                                                                                      SINCE INCEPTION
                                     INCEPTION                                              ----------------------------------
                                       DATE               1 YEAR         5 YEARS            CAPITAL       INCOME       TOTAL
------------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                 11/3/88             15.27%         13.45%              9.60%         4.46%       14.06%
------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO PROFILE: ASSET ALLOCATION FUND
SEPTEMBER 30, 1996

This Profile provides a snapshot of the Fund's equity and fixed-income characteristics, where appropriate, compared to an unmanaged index. Key elements of this Profile are defined on pages 9 and 10.


TOTAL FUND CHARACTERISTICS
----------------------------------------------------------------------
Turnover Rate                                                      47%
Expense Ratio                                                    0.47%
Cash Reserves                                                       0%


Portfolio Allocation
------------------------
BONDS          40%
STOCKS         60%

TOTAL FUND VOLATILITY MEASURES
----------------------------------------------------------------------
                                      ASSET ALLOCATION         S&P 500
----------------------------------------------------------------------
R-Squared                                         0.87            1.00
Beta                                              0.82            1.00




TEN LARGEST HOLDINGS (% OF COMMON STOCK)
--------------------------------------------------------------------
General Electric Co.                                            2.9%
The Coca-Cola Co.                                               2.4
Exxon Corp.                                                     2.0
Merck & Co., Inc.                                               1.6
AT&T Corp.                                                      1.6
Royal Dutch Petroleum Co. ADR                                   1.6
Microsoft Corp.                                                 1.5
Intel Corp.                                                     1.5
Philip Morris Cos., Inc.                                        1.4
Johnson & Johnson                                               1.3
--------------------------------------------------------------------
Top Ten                                                        17.8%
Top Ten as % of Total Net Assets                                6.3


SECTOR DIVERSIFICATION (% OF COMMON STOCK)
--------------------------------------------------------------------------------------------------------------------
                                                  SEPTEMBER 30, 1995                        SEPTEMBER 30, 1996
                                                  ------------------------------------------------------------------
                                                   ASSET ALLOCATION             ASSET ALLOCATION             S&P 500
--------------------------------------------------------------------------------------------------------------------
Basic Materials ...............................          7.0%                         6.4%                      6.4%
Capital Goods & Construction ..................          7.9                          8.5                       8.7
Consumer Cyclical .............................         13.8                         13.1                      13.0
Consumer Staples...............................         12.1                         12.2                      12.5
Energy ........................................          9.2                          9.2                       9.2
Financial .....................................         12.8                         14.1                      14.1
Health Care ...................................          9.7                         10.6                      10.6
Technology ....................................         10.9                         12.1                      11.7
Transport & Services ..........................          1.6                          1.6                       1.5
Utilities .....................................         12.6                         10.2                      10.1
Miscellaneous .................................          2.4                          2.0                       2.2
--------------------------------------------------------------------------------------------------------------------

EQUITY CHARACTERISTICS
----------------------------------------------------------------------
                                      ASSET ALLOCATION         S&P 500
----------------------------------------------------------------------
Number of Stocks                                   500             500
Median Market Cap                               $21.8B          $21.8B
Price/Earnings Ratio                             18.4x           18.4x
Price/Book Ratio                                  3.2x            3.2x
Dividend Yield                                    2.2%            2.2%
Return on Equity                                 19.6%           19.6%
Earnings Growth Rate                             13.2%           13.2%
Foreign Holdings                                  3.7%            3.7%



EQUITY INVESTMENT FOCUS
---------------------------------------------------------

[FIGURE]

FIXED-INCOME CHARACTERISTICS
----------------------------------------------------------------------
Number of Bonds                                                     34
Average Coupon                                                    8.7%
Average Maturity                                            22.8 years
Average Quality                                          U.S. Treasury
Average Duration                                            10.3 years



FIXED-INCOME INVESTMENT FOCUS
------------------------------------------


[FIGURE]





[PHOTO]

TOTAL FUND CHARACTERISTICS

TURNOVER RATE. Indicates trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which are taxable to investors). The average turnover rate for asset allocation mutual funds is about 90%.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors. The average expense ratio for an asset allocation mutual fund was 1.35% in 1995.

TOTAL FUND VOLATILITY MEASURES

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the fluctuations in the overall market (or appropriate market index). The market, or index, has a beta of 1.00, so a portfolio with a beta of
1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

SECTOR DIVERSIFICATION

Indicates the percentage of a portfolio's common stocks invested in each of the major industry classifications that compose the stock market.

EQUITY CHARACTERISTICS

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of stocks in the portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

PRICE/BOOK RATIO. The share price of a stock, divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a portfolio, the weighted average yield for stocks it holds.

RETURN ON EQUITY. The rate of return generated by a company during the past year for each dollar of shareholder's equity (net income for the year divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.

EARNINGS GROWTH RATE. The annual average rate of growth in earnings over the past five years for the stocks now in a portfolio.

EQUITY INVESTMENT FOCUS

This grid indicates the focus of a balanced portfolio's equity segment in terms of two attributes--market capitalization and relative valuation (growth, value, or a blend). For instance, if the upper right box of the grid is shaded, it indicates that this segment emphasizes large capitalization growth stocks.

FIXED-INCOME CHARACTERISTICS

AVERAGE COUPON. The average interest rate, expressed as a percentage of face value, paid on the bonds held by the fixed-income segment of a portfolio.

AVERAGE MATURITY. The average length of time until bonds in a balanced portfolio's fixed-income segment reach maturity and are repaid. In general, the longer the average maturity, the more a bond portfolio's market value will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the credit ratings assigned to a portfolio's fixed-income securities by bond-rating agencies. Agencies assign credit ratings after an appraisal of a bond issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa indicating the most creditworthy bond issuers.

AVERAGE DURATION. A measure of how much the market value of a portfolio's fixed-income segment would fluctuate in response to a change in interest rates. To estimate the price sensitivity of a portfolio, multiply its duration by the change in rates. If interest rates rise by one percentage point, the market value of a portfolio's bond holdings with an average duration of five years will decline by about 5%. If rates decrease by a percentage point, the portfolio's market value will rise by 5%.

FIXED-INCOME INVESTMENT FOCUS

This grid indicates the focus of a balanced portfolio's fixed-income segment in terms of two attributes--average maturity (short, medium, or long) and average credit quality (high, medium, or low).

[PHOTO]




FINANCIAL STATEMENTS
SEPTEMBER 30, 1996

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.), with the Fund's S&P 500 Index common stocks listed in descending market value order. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

         At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.




---------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
ASSET ALLOCATION FUND                          SHARES           (000)
---------------------------------------------------------------------
COMMON STOCKS (35.2%)**
---------------------------------------------------------------------
   General Electric Co.                       260,500   $     23,706
   The Coca-Cola Co.                          393,300         20,009
   Exxon Corp.                                196,000         16,317
   Merck & Co., Inc.                          191,900         13,505
   AT&T Corp.                                 254,484         13,297
   Royal Dutch Petroleum Co. ADR               84,600         13,208
#  Microsoft Corp.                             94,300         12,424
   Intel Corp.                                129,800         12,380
   Philip Morris Cos., Inc.                   129,100         11,587
   Johnson & Johnson                          210,200         10,773
   Procter & Gamble Co.                       108,122         10,542
   International Business
     Machines Corp.                            83,100         10,346
   Wal-Mart Stores, Inc.                      361,900          9,545
   Pfizer, Inc.                               101,300          8,015
   Hewlett-Packard Co.                        161,300          7,863
   E.I. du Pont de Nemours & Co.               88,400          7,801
   Bristol-Myers Squibb Co.                    79,140          7,627
   American International Group, Inc.          74,105          7,466
   Mobil Corp.                                 62,100          7,188
   PepsiCo, Inc.                              247,200          6,983
   Citicorp                                    75,704          6,861
   The Walt Disney Co.                        107,000          6,781
   Chevron Corp.                              102,900          6,444
   American Home Products Corp.               100,300          6,394
#  Cisco Systems, Inc.                        102,100          6,330
   Abbott Laboratories                        123,000          6,058
   Federal National Mortgage Assn.            172,300          6,009
   GTE Corp.                                  152,600          5,875
   Ford Motor Co.                             186,600          5,831
   BellSouth Corp.                            156,800          5,802
   General Motors Corp.                       119,231          5,723
   Eli Lilly & Co.                             86,202          5,560
   Amoco Corp.                                 78,400          5,527
   Chase Manhattan Corp.                       68,861          5,517
   McDonald's Corp.                           110,300          5,225
   The Boeing Co.                              54,925          5,190
   Gillette Co.                                70,300          5,070
   Motorola, Inc.                              93,400          4,822
   BankAmerica Corp.                           56,751          4,661
   SBC Communications Inc.                     96,100          4,625
   Minnesota Mining &
     Manufacturing Co.                         66,100          4,619
   Ameritech Corp.                             86,600          4,557
#  Oracle Corp.                               103,200          4,386
   Home Depot, Inc.                            75,600          4,300
   Eastman Kodak Co.                           53,100          4,168
   Bell Atlantic Corp.                         69,100          4,137
   Columbia/HCA Healthcare Corp.               70,497          4,009
   NationsBank Corp.                           45,909          3,988
   Unilever NV ADR                             25,300          3,988
   Kimberly-Clark Corp.                        44,446          3,917
   Wells Fargo & Co.                           14,781          3,843
   Texaco Inc.                                 41,600          3,827
   Travelers Group Inc.                        75,822          3,725
   Schering-Plough Corp.                       58,300          3,585
   American Express Co.                        74,745          3,457
   Allstate Corp.                              70,177          3,456
   Computer Associates
     International, Inc.                       57,400          3,430
   Monsanto Co.                                92,400          3,373
   Pharmacia & Upjohn, Inc.                    80,190          3,308
   Chrysler Corp.                             114,880          3,288
   Schlumberger Ltd.                           38,600          3,262
   Atlantic Richfield Co.                      25,400          3,238

---------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
ASSET ALLOCATION FUND                          SHARES           (000)
---------------------------------------------------------------------
   Emerson Electric Co.                        35,300  $       3,181
   Dow Chemical Co.                            38,650          3,102
   Campbell Soup Co.                           39,100          3,050
   NYNEX Corp.                                 69,200          3,010
   Anheuser-Busch Co., Inc.                    78,114          2,939
   AlliedSignal Inc.                           44,600          2,938
   First Union Corp.                           43,347          2,893
   First Data Corp.                            35,300          2,881
   Lockheed Martin Corp.                       31,541          2,843
   Warner-Lambert Co.                          42,700          2,818
   Union Pacific Corp.                         38,400          2,813
   Banc One Corp.                              68,562          2,811
   MCI Communications Corp.                   108,500          2,767
   Sears, Roebuck & Co.                        61,700          2,761
   Federal Home Loan
     Mortgage Corp.                            28,100          2,750
   Xerox Corp.                                 51,248          2,748
   Nike, Inc. Class B                          22,600          2,746
   Sara Lee Corp.                              76,600          2,738
#  COMPAQ Computer Corp.                       42,400          2,719
   Sprint Corp.                                67,900          2,640
#  Amgen, Inc.                                 41,700          2,632
   J.P. Morgan & Co., Inc.                     29,342          2,608
   WMX Technologies Inc.                       77,500          2,548
   Medtronic, Inc.                             37,700          2,418
   Southern Co.                               106,300          2,405
   Norwest Corp.                               58,400          2,387
   Time Warner, Inc.                           61,800          2,387
   Northern Telecom Ltd.                       40,700          2,350
   United Technologies Corp.                   19,200          2,306
   Kellogg Co.                                 33,300          2,293
   Caterpillar, Inc.                           30,300          2,284
   Pacific Telesis Group                       67,600          2,273
   First Chicago NBD Corp.                     49,865          2,256
   U S WEST Communications Group               75,330          2,241
   The Seagram Co. Ltd.                        59,100          2,209
#  AirTouch Communications                     78,700          2,174
   Raytheon Co.                                37,100          2,064
   Burlington Northern Santa Fe Corp.          24,132          2,036
   Colgate-Palmolive Co.                       23,200          2,015
   International Paper Co.                     47,300          2,010
   Baxter International, Inc.                  42,900          2,005
#  Viacom International Class B                56,200          1,995
   Automatic Data Processing, Inc.             45,700          1,994
   H.J. Heinz Co.                              58,300          1,968
   Rockwell International Corp.                34,400          1,939
   J.C. Penney Co., Inc.                       35,400          1,916
   May Department Stores Co.                   39,300          1,911
   ConAgra, Inc.                               38,300          1,886
   Fleet Financial Group, Inc.                 41,378          1,841
   Norfolk Southern Corp.                      19,800          1,809
#  Sun Microsystems, Inc.                      29,000          1,798
   PNC Bank Corp.                              53,700          1,792
   The Bank of New York Co., Inc.              60,700          1,783
   McDonnell Douglas Corp.                     33,900          1,780
   Phillips Petroleum Co.                      41,500          1,774
   General Re Corp.                            12,400          1,758
   Merrill Lynch & Co., Inc.                   26,500          1,739
   Deere & Co.                                 40,700          1,709
   CPC International, Inc.                     22,800          1,707
   CSX Corp.                                   33,300          1,682
   Aetna Inc.                                  23,806          1,675
   Albertson's, Inc.                           39,700          1,672
   Archer-Daniels-Midland Co.                  86,104          1,657
   Texas Instruments, Inc.                     29,800          1,643
   Enron Corp.                                 40,000          1,630
   Aluminum Co. of America                     27,400          1,617
#  Boston Scientific Corp.                     27,900          1,604
   The Dun & Bradstreet Corp.                  26,800          1,598
   KeyCorp                                     36,300          1,597
#  3 Com Corp.                                 26,600          1,596
   PPG Industries, Inc.                        29,300          1,593
   Gannett Co., Inc.                           22,200          1,562
#  CUC International, Inc.                     38,700          1,543
#  Tele-Communications, Inc.
     Class A                                  103,000          1,532
   General Mills, Inc.                         25,100          1,515
   CoreStates Financial Corp.                  35,009          1,514
   Duke Power Co.                              31,900          1,487
   First Bank System, Inc.                     22,200          1,485
   National City Corp.                         34,891          1,470
   SunTrust Banks, Inc.                        35,100          1,439
   Weyerhaeuser Co.                            31,200          1,439
   CIGNA Corp.                                 12,000          1,438
   Walgreen Co.                                38,800          1,436
   Pacific Gas & Electric Co.                  65,600          1,427
   Dean Witter Discover & Co.                  25,820          1,420
   Barrick Gold Corp.                          56,300          1,414
   Corning, Inc.                               36,200          1,412
   Unocal Corp.                                39,139          1,409
   Texas Utilities Co.                         35,366          1,401
   Loews Corp.                                 18,100          1,400
   Illinois Tool Works, Inc.                   19,300          1,392
   Bank of Boston Corp.                        23,901          1,383
   Boatmen's Bancshares, Inc.                  24,700          1,377
   Tenneco, Inc.                               26,900          1,348
   AMP, Inc.                                   34,544          1,338
#  WorldCom, Inc.                              61,200          1,308
   The Gap, Inc.                               45,200          1,305
#  HFS Inc.                                    19,400          1,297
   Wachovia Corp.                              26,200          1,297
   The Chubb Corp.                             27,500          1,265
   Honeywell, Inc.                             20,000          1,262
#  U S WEST Media Group                        74,730          1,261
   Household International, Inc.               15,303          1,259
#  Toys R Us, Inc.                             43,100          1,255
   FPL Group, Inc.                             28,800          1,246
   Edison International                        69,200          1,237
   Westinghouse Electric Corp.                 66,400          1,237
   Pitney Bowes, Inc.                          23,400          1,234
   MBNA Corp.                                  35,100          1,220
   Hershey Foods Corp.                         24,200          1,216
   American General Corp.                      32,200          1,216
   Mellon Bank Corp.                           20,400          1,209
   United Healthcare Corp.                     28,900          1,203
   American Electric Power Co., Inc.           29,500          1,198
   Occidental Petroleum Corp.                  50,900          1,190
   Morgan Stanley Group, Inc.                  23,900          1,189
   Ralston-Ralston Purina Group                16,700          1,144
   Georgia-Pacific Corp.                       14,400          1,139
#  AMR Corp.                                   14,300          1,139
   American Brands, Inc.                       26,800          1,132

---------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
---------------------------------------------------------------------
   The Goodyear Tire & Rubber Co.              24,500    $     1,130
   Dayton-Hudson Corp.                         34,009          1,122
   Service Corp. International                 37,100          1,122
   Mattel, Inc.                                43,087          1,115
   Marriott International                      20,200          1,114
   Lowe's Cos., Inc.                           27,200          1,112
   Marsh & McLennan Cos., Inc.                 11,400          1,107
   Wrigley, (Wm.) Jr. Co.                      18,300          1,103
#  Dell Computer                               14,200          1,102
#  Federated Department Stores                 32,700          1,095
   ITT Hartford Group, Inc.                    18,400          1,086
   Textron, Inc.                               12,700          1,079
   Alcan Aluminium Ltd.                        35,650          1,070
   Dominion Resources, Inc.                    28,050          1,059
   Praxair, Inc.                               24,600          1,058
   Avon Products, Inc.                         20,900          1,037
   Tyco International Ltd.                     24,000          1,035
#  W.R. Grace & Co.                            13,800          1,035
   Public Service Enterprise
     Group Inc.                                38,500          1,030
   Alco Standard Corp.                         20,600          1,027
   Consolidated Edison Co. of
     New York, Inc.                            37,000          1,027
   Air Products & Chemicals, Inc.              17,600          1,025
   Barnett Banks, Inc.                         30,300          1,023
   Micron Technology Inc.                      32,800          1,000
   Bankers Trust New York Corp.                12,600            991
#  Tellabs, Inc.                               14,000            987
   USX-Marathon Group                          45,300            980
   Entergy Corp.                               35,900            969
   Fifth Third Bancorp                         16,700            969
   Sysco Corp.                                 28,600            962
   Freeport-McMoRan Copper &
     Gold Inc. Class B                         30,700            959
   PacifiCorp                                  46,400            957
   U.S. Bancorp                                24,250            955
   TRW, Inc.                                   10,100            939
   Halliburton Co.                             18,100            934
   Crown Cork & Seal Co., Inc.                 20,200            932
   Union Carbide Corp.                         20,400            931
#  Seagate Technology                          16,600            928
   Comerica, Inc.                              18,000            927
   Conrail, Inc.                               12,800            926
   Aon Corp.                                   17,000            922
   American Stores Co.                         23,000            920
   Hercules, Inc.                              16,800            920
   Houston Industries, Inc.                    41,400            916
#  Computer Sciences Corp.                     11,800            907
   Delta Air Lines, Inc.                       12,500            900
   Placer Dome, Inc.                           37,700            891
   Morton International, Inc.                  22,400            890
#  The Kroger Co.                              19,800            886
   Burlington Resources, Inc.                  19,800            879
   UST Inc.                                    29,600            877
#  Digital Equipment Corp.                     24,500            876
   Hilton Hotels Corp.                         30,800            874
   Becton, Dickinson & Co.                     19,500            863
   Central & South West Corp.                  33,100            861
   Dover Corp.                                 18,000            860
   Unicom Corp.                                33,900            852
   Green Tree Financial Corp.                  21,700            852
   Dresser Industries, Inc.                    28,300            842
   Williams Cos., Inc.                         16,500            842
   Browning-Ferris Industries, Inc.            33,500            838
   Genuine Parts Co.                           19,100            836
   Winn Dixie Stores, Inc.                     23,900            834
   PECO Energy Corp.                           35,000            831
   Consolidated Natural Gas Co.                15,500            831
   ALLTEL Corp.                                29,800            831
#  EMC Corp.                                   36,600            828
#  Cabletron Systems, Inc.                     12,100            826
   PanEnergy Corp.                             23,845            826
   Carolina Power & Light Co.                  23,900            825
   Ingersoll-Rand Co.                          17,200            817
   The Limited, Inc.                           42,695            817
   Inco Ltd.                                   26,498            815
   Fluor Corp.                                 13,200            812
#  Bay Networks Inc.                           29,700            809
#  ITT Corp.                                   18,500            807
   Pioneer Hi Bred International               13,000            787
   Kmart Corp.                                 76,700            786
   The Quaker Oats Co.                         21,400            784
#  Applied Materials, Inc.                     28,300            782
   Amerada Hess Corp.                          14,700            777
   R.R. Donnelley & Sons Co.                   24,100            777
   The Clorox Co.                               8,100            777
   CINergy Corp.                               24,918            769
   International Flavors &
     Fragrances, Inc.                          17,500            763
   Masco Corp.                                 25,300            759
   Salomon, Inc.                               16,600            757
#  Tenet Healthcare Corp.                      34,000            757
   Newell Co.                                  25,100            753
   Tribune Co.                                  9,600            749
   Lucent Technologies, Inc.                   16,300            748
   Newmont Mining Corp.                        15,646            739
   Cooper Industries, Inc.                     17,057            738
   UNUM Corp.                                  11,500            737
   Melville Corp.                              16,700            737
   Eaton Corp.                                 12,200            737
   St. Paul Cos., Inc.                         13,200            733
   Northrop Grumman Corp.                       9,100            730
   Transamerica Corp.                          10,400            727
   Eastman Chemical                            12,350            721
   Times Mirror Co. Class A                    16,200            721
   Coastal Corp.                               17,450            720
   Lincoln National Corp.                      16,400            720
   General Dynamics Corp.                      10,400            716
#  Federal Express Corp.                        9,000            713
   Nucor Corp.                                 13,800            700
   Champion International Corp.                15,100            693
   SAFECO Corp.                                19,900            692
   Baker Hughes, Inc.                          22,700            690
   The McGraw-Hill Cos.                        15,700            669
   Rohm & Haas Co.                             10,200            668
   Phelps Dodge Corp.                          10,300            660
   Sherwin-Williams Co.                        14,200            659
   DTE Energy Co.                              22,900            641
   Baltimore Gas & Electric Co.                24,450            639
   Interpublic Group of Cos., Inc.             13,500            638
   Harcourt General, Inc.                      11,463            633
#  Price/Costco Inc.                           30,856            633

---------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
ASSET ALLOCATION FUND                          SHARES           (000)
---------------------------------------------------------------------
   Providian Corp.                             14,700      $     632
   Whirlpool Corp.                             12,400            628
#  Silicon Graphics, Inc.                      28,346            627
   MGIC Investment Corp.                        9,300            627
   Allegheny Teledyne Inc.                     27,310            618
#  Novell, Inc.                                55,700            613
   Dillard Department Stores Class A           18,800            606
   VF Corp.                                    10,014            602
   Sonat, Inc.                                 13,600            602
   Republic New York Corp.                      8,700            601
   Union Electric Co.                          16,100            594
   PP&L Resources Inc.                         27,100            593
   W.W. Grainger, Inc.                          8,400            590
   GPU Inc.                                    19,000            584
   Jefferson-Pilot Corp.                       11,200            580
   Circuit City Stores, Inc.                   16,000            578
   Rubbermaid, Inc.                            23,500            576
   Black & Decker Corp.                        13,800            573
   Great Western Financial Corp.               21,516            570
   Great Lakes Chemical Corp.                  10,000            570
   Dow Jones & Co., Inc.                       15,300            566
   Comcast Corp. Class A Special               36,800            566
   Willamette Industries, Inc.                  8,700            566
   Case Corp.                                  11,400            556
   Laidlaw Inc. Class B                        50,500            556
   Engelhard Corp.                             24,150            555
   Knight-Ridder, Inc.                         15,000            555
   Torchmark Corp.                             12,000            551
#  Western Atlas Inc.                           8,800            548
#  Ceridian Corp.                              10,800            540
   Pall Corp.                                  19,066            539
   Golden West Financial Corp.                  9,100            531
   Union Camp Corp.                            10,800            528
   Raychem Corp.                                7,000            525
   Nordstrom, Inc.                             13,700            521
   New York Times Co. Class A                  15,400            520
#  General Instrument Corp.                    21,000            520
   Southwest Airlines Co.                      22,700            519
#  Humana, Inc.                                25,500            516
   Rite Aid Corp.                              14,200            515
   Deluxe Corp.                                13,600            513
#  St. Jude Medical, Inc.                      12,700            513
   Reynolds Metals Co.                         10,000            511
   Parker Hannifin Corp.                       12,150            510
   Johnson Controls, Inc.                       6,800            510
   Hasbro, Inc.                                13,600            505
   Northern States Power Co.                   10,800            504
   Beneficial Corp.                             8,700            500
   Westvaco Corp.                              16,800            498
   Ohio Edison Co.                             25,300            490
   Columbia Gas Systems, Inc.                   8,700            487
   Mallinckrodt Group, Inc.                    11,700            487
   Temple-Inland Inc.                           9,200            485
   H & R Block, Inc.                           16,300            485
   Dana Corp.                                  16,000            484
   The Mead Corp.                               8,200            481
   Tupperware Corp.                             9,800            480
   ITT Industries, Inc.                        19,700            475
   Sigma Aldrich Corp.                          8,300            473
#  LSI Logic Corp.                             20,300            472
   H.F. Ahmanson & Co.                         16,800            470
#  Andrew Corp.                                 9,450            470
   Kerr-McGee Corp.                             7,700            469
#  DSC Communications Corp.                    18,400            462
   Avery Dennison Corp.                         8,300            461
   Wendy's International, Inc.                 21,400            460
   Apple Computer, Inc.                        20,600            456
#  Woolworth Corp.                             22,000            454
   Brown-Forman Corp. Class B                  11,400            446
   TJX Cos., Inc.                              12,200            438
   Ashland Inc.                                11,000            437
#  National Semiconductor Corp.                21,700            437
   Harris Corp.                                 6,600            430
   Liz Claiborne, Inc.                         11,500            428
   Perkin-Elmer Corp.                           7,300            422
   The Stanley Works                           15,000            422
   Nalco Chemical Co.                          11,500            417
   Pacific Enterprises                         13,700            414
#  FMC Corp.                                    6,000            407
   USX-U.S. Steel Group                        14,140            403
   Whitman Corp.                               17,400            402
   Pennzoil Co.                                 7,600            402
   Allergan, Inc.                              10,500            400
   United States Surgical Corp.                 9,400            400
   Manor Care Inc.                             10,400            399
#  Fruit of the Loom, Inc.                     12,800            397
   Louisiana-Pacific Corp.                     17,100            389
   The BF Goodrich Co.                          8,600            388
   Armstrong World Industries Inc.              6,200            387
   Ryder System, Inc.                          12,900            382
   Brunswick Corp.                             15,900            382
   James River Corp.                           13,600            376
   Tandy Corp.                                  9,232            373
#  ALZA Corp.                                  13,600            366
   Pep Boys (Manny, Moe & Jack)                10,200            363
   Bausch & Lomb, Inc.                          9,800            360
   USF&G Corp.                                 19,300            357
   Ecolab, Inc.                                10,500            354
   Paccar, Inc.                                 6,470            354
   American Greetings Corp. Class A            12,300            352
   General Signal Corp.                         7,900            348
   Maytag Corp.                                17,800            347
#  Advanced Micro Devices, Inc.                23,500            347
   Snap-On Inc.                                10,650            342
   Polaroid Corp.                               7,762            342
   Giant Food, Inc. Class A                     9,900            337
   Homestake Mining Co.                        22,900            335
   Cyprus Amax Minerals Co.                    15,411            331
   Mercantile Stores Co., Inc.                  6,100            329
   SuperValu Inc.                              11,800            325
   Reebok International Ltd.                    9,100            316
#  Harrah's Entertainment, Inc.                16,900            315
   Harnischfeger Industries Inc.                8,300            313
#  Biomet, Inc.                                19,100            308
   Echlin, Inc.                                 9,800            307
   Moore Corp. Ltd.                            16,500            303
   Worthington Industries, Inc.                15,050            303
   Owens Corning                                8,200            302
   NorAm Energy Corp.                          20,300            302
   Battle Mountain Gold Co. Class A            38,800            301
   Cooper Tire & Rubber Co.                    13,900            301
   C.R. Bard, Inc.                              9,600            299

---------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
---------------------------------------------------------------------
   NICOR, Inc.                                  8,800      $     297
   Bemis Co., Inc.                              8,600            291
   National Service Industries, Inc.            8,300            291
   Louisiana Land & Exploration Co.             5,500            289
#  Oryx Energy Co.                             16,100            286
   Foster Wheeler Corp.                         6,400            280
   Santa Fe Pacific Gold Corp.                 22,137            277
   Boise Cascade Corp.                          8,000            272
   Millipore Corp.                              6,800            269
   Cummins Engine Co., Inc.                     6,800            268
   Sun Co., Inc.                               11,567            266
   Thomas & Betts Corp.                         6,400            262
#  Rowan Cos., Inc.                            13,900            259
   Stone Container Corp.                       15,210            238
   Tektronix, Inc.                              5,800            237
   ENSERCH Corp.                               11,100            232
   Darden Restaurants Inc.                     26,700            230
#  King World Productions, Inc.                 6,200            229
   Meredith Corp.                               4,600            227
#  Bally Entertainment Corp.                    8,000            227
   Crane Co.                                    5,050            224
   Russell Corp.                                6,700            216
   Shared Medical Systems Corp.                 3,800            215
#  Santa Fe Energy Resources, Inc.             14,971            213
   Briggs & Stratton Corp.                      4,700            209
   Tandem Computers, Inc.                      19,000            204
   Alberto-Culver Co. Class B                   4,700            204
   Echo Bay Mines Ltd.                         23,000            203
   Autodesk, Inc.                               7,800            202
   The Timkin Co.                               5,100            200
   Scientific-Atlanta, Inc.                    12,500            198
   Peoples Energy Corp.                         5,800            197
   McDermott International, Inc.                8,900            194
   Niagara Mohawk Power Corp.                  23,800            190
   Potlatch Corp.                               4,900            190
   ASARCO, Inc.                                 7,000            186
#  Beverly Enterprises Inc.                    17,000            185
   Consolidated Freightways, Inc.               7,500            184
#  Bethlehem Steel Corp.                       18,300            183
#  Amdahl Corp.                                19,200            181
   Helmerich & Payne, Inc.                      4,100            179
   Fleetwood Enterprises, Inc.                  5,775            178
#  Unisys Corp.                                28,400            174
   USLIFE Corp.                                 5,775            173
   Centex Corp.                                 5,300            173
   Great Atlantic & Pacific Tea
     Co., Inc.                                  6,400            166
#  USAir Group, Inc.                            9,900            163
   Safety-Kleen Corp.                           9,600            158
   Jostens Inc.                                 7,400            154
   John H. Harland Co.                          5,100            153
   Longs Drug Stores, Inc.                      3,500            152
   Trinova Corp.                                4,800            151
   Adolph Coors Co. Class B                     6,300            138
   Springs Industries Inc. Class A              3,000            134
   EG & G, Inc.                                 7,400            132
   Inland Steel Industries, Inc.                7,400            132
   Eastern Enterprises                          3,400            128
   ONEOK, Inc.                                  4,400            121
   Ball Corp.                                   4,900            120
   Alexander & Alexander
     Services, Inc.                             7,200            120
   Pulte Corp.                                  4,600            118
   Fleming Cos., Inc.                           6,200            108
   Navistar International Corp.                12,480            106
   Cincinnati Milacron, Inc.                    5,600            106
   Caliber System Inc.                          6,500            105
#  Data General Corp.                           7,300            102
#  Charming Shoppes, Inc.                      17,100            102
   Luby's Cafeterias, Inc.                      4,200            101
#  Ryan's Family Steak Houses, Inc.            11,200             83
#  Intergraph Corp.                             7,500             81
#  Armco, Inc.                                 17,300             78
   Stride Rite Corp.                            8,200             74
   NACCO Industries, Inc. Class A               1,500             72
   Kaufman & Broad Home Corp.                   5,300             69
#  Community Psychiatric Centers                7,195             67
   Giddings & Lewis, Inc.                       5,700             66
#  Shoney's Inc.                                6,800             62
#  Yellow Corp.                                 4,700             61
---------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $526,039)                                           823,624
---------------------------------------------------------------------

                                                 FACE
                                               AMOUNT
                                                (000)
---------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (38.8%)
---------------------------------------------------------------------
U.S. TREASURY BONDS
   6.00%, 2/15/26                           $  70,500         61,952
   6.25%, 8/15/23                              53,725         48,545
   6.875%, 8/15/25                             23,000         22,659
   7.125%, 2/15/23                             47,405         47,753
   7.25%, 5/15/16                              22,650         23,142
   7.25%, 8/15/22                              16,500         16,851
   7.50%, 11/15/16                             28,170         29,504
   7.50%, 11/15/24                             24,690         26,090
   7.625%, 11/15/22                             5,120          5,458
   7.625%, 2/15/25                             39,550         42,467
   8.00%, 11/15/21                             28,780         31,887
   8.125%, 8/15/19                              4,360          4,876
   8.125%, 5/15/21                             32,145         36,053
   8.125%, 8/15/21                             44,860         50,334
   8.50%, 2/15/20                              28,300         32,877
   8.75%, 5/15/17                              23,200         27,427
   8.75%, 5/15/20                              25,670         30,571
   8.75%, 8/15/20                              26,530         31,616
   8.875%, 8/15/17                             24,320         29,104
   8.875%, 2/15/19                             34,495         41,464
   9.125%, 5/15/18                             37,060         45,468
   9.25%, 2/15/16                              10,375         12,786
   9.875%, 11/15/15                            10,100         13,095
   10.375%, 11/15/09                           20,500         25,000
   10.375%, 11/15/12                            7,600          9,614
   10.625%, 8/15/15                             9,860         13,548
   11.25%, 2/15/15                             21,770         31,264
   11.75%, 11/15/14                            23,465         33,122
   12.00%, 8/15/13                             33,800         47,531
   12.50%, 8/15/14                              5,000          7,338
   12.75%, 11/15/10                             7,140          9,984
   13.875%, 5/15/11                             7,000         10,439
   14.00%, 11/15/11                             5,400          8,201
---------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
   (COST $921,712)                                           908,020
---------------------------------------------------------------------

---------------------------------------------------------------------
                                                 FACE          MARKET
                                               AMOUNT          VALUE*
ASSET ALLOCATION FUND                           (000)           (000)
---------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (25.2%)
---------------------------------------------------------------------
U.S. TREASURY BILLS--NOTE E
   5.25%, 3/20/97                          $    7,020  $       6,850
   5.26%, 12/19/96                             21,860         21,625
   5.305%, 3/6/97                                 100             98
COMMERCIAL PAPER
   AT&T Corp.
     5.26%, 12/20/96                           39,000         38,529
   CPC International, Inc.
     5.30%, 11/25/96                           17,345         17,199
   Daimler-Benz North America Corp.
     5.43%, 10/10/96                           35,000         34,948
   E.I. du Pont de Nemours & Co.
     5.27%, 12/19/96                           20,000         19,761
     5.44%, 12/6/96                            24,000         23,760
   Ford Motor Credit Co.
     5.43%, 10/17/96                           20,000         19,949
   Hertz Corp.
     5.45%, 12/18/96                           30,000         29,645
   Hewlett-Packard Co.
     5.27%, 11/13/96                           18,500         18,379
     5.40%, 10/16/96                           25,000         24,944
   International Lease Finance Corp.
     5.28%, 11/19/96                           25,000         24,813
   Eli Lilly & Co.
     5.28%, 12/20/96                           19,000         18,770
   MetLife Funding Corp.
     5.27%, 11/19/96                           24,000         23,822
   Kingdom of Sweden
     5.30%, 12/13/96                           14,700         14,538
     5.49%, 12/16/96                           33,200         32,819
   Warner-Lambert Co.
     5.27%, 12/18/96                           33,500         33,105
   Xerox Corp.
     5.40%, 10/22/96                           34,852         34,742
REPURCHASE AGREEMENT
   Collateralized by U.S. Government
     Obligations in a Pooled Cash
     Account
     5.74%, 10/1/96                           153,683        153,683
---------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $592,036)                                           591,979
---------------------------------------------------------------------
TOTAL INVESTMENTS (99.2%)
   (COST $2,039,787)                                       2,323,623
---------------------------------------------------------------------




----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
                                                                 (000)
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.8%)
----------------------------------------------------------------------
Other Assets--Notes C and F                                $   54,582
Liabilities--Note F                                           (37,020)
                                                           -----------
                                                               17,562
----------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------
Applicable to 128,161,803 outstanding
   $.001 par value shares
   (authorized 1,000,000,000 shares)                       $2,341,185
======================================================================

NET ASSET VALUE PER SHARE                                      $18.27
======================================================================

* See Note A in Notes to Financial Statements.
**The combined market value of common stocks and S&P 500 Index futures contracts represents 59.4% of net assets. See Note E in Notes to Financial Statements.
 #Non-Income Producing Security.
ADR--American Depository Receipt.

---------------------------------------------------------------------
AT SEPTEMBER 30, 1996, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------
                                               AMOUNT             PER
                                                (000)           SHARE
---------------------------------------------------------------------
Paid in Capital                            $1,896,408          $14.80
Undistributed Net
 Investment Income                             39,451             .31
Accumulated Net
 Realized Gains                               111,714             .87
Unrealized Appreciation--Note E
 Investment Securities                        283,836            2.21
 Futures Contracts                              9,776             .08
---------------------------------------------------------------------
NET ASSETS                                 $2,341,185          $18.27
=====================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the Fund invested in futures contracts during the period, the results of these investments are shown separately.

----------------------------------------------------------------------------------------------------------
                                                                                    Asset Allocation Fund
                                                                            YEAR ENDED SEPTEMBER 30, 1996
                                                                                                    (000)
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Dividends                                                                                  $  17,924
     Interest                                                                                      73,771
                                                                                             -------------
          Total Income                                                                             91,695
                                                                                             -------------
EXPENSES
     Investment Advisory Fees--Note B
          Basic Fee                                                                                 2,691
          Performance Adjustment                                                                     (515)
     The Vanguard Group--Note C
          Management and Administrative                                                             6,402
          Marketing and Distribution                                                                  421
     Taxes (other than income taxes)                                                                  135
     Custodian Fees                                                                                    46
     Auditing Fees                                                                                     21
     Shareholders' Reports                                                                             76
     Annual Meeting and Proxy Costs                                                                    26
     Directors' Fees and Expenses                                                                       6
                                                                                             -------------
          Total Expenses                                                                            9,309
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                              82,386
----------------------------------------------------------------------------------------------------------
REALIZED NET GAIN
     Investment Securities Sold                                                                    44,608
     Futures Contracts                                                                             85,959
----------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                                 130,567
----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     Investment Securities                                                                         66,243
     Futures Contracts                                                                             (8,260)
----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                   57,983
----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $270,936
==========================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Asset Allocation Fund
                                                                                                   YEAR ENDED SEPTEMBER 30,
                                                                                              --------------------------------
                                                                                                 1996                    1995
                                                                                                (000)                   (000)
------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
     Net Investment Income                                                               $     82,386           $      56,420
     Realized Net Gain                                                                        130,567                  52,282
     Change in Unrealized Appreciation (Depreciation)                                          57,983                 219,814
                                                                                         -------------------------------------
          Net Increase in Net Assets Resulting from Operations                                270,936                 328,516
                                                                                         -------------------------------------
DISTRIBUTIONS
     Net Investment Income                                                                    (68,953)                (47,354)
     Realized Capital Gain                                                                    (59,350)                     --
                                                                                         -------------------------------------
          Total Distributions                                                                (128,303)                (47,354)
                                                                                         -------------------------------------
CAPITAL SHARE TRANSACTIONS1
     Issued                                                                                   814,326                 387,232
     Issued in Lieu of Cash Distributions                                                     121,514                  42,720
     Redeemed                                                                                (330,667)               (237,731)
                                                                                         -------------------------------------
          Net Increase from Capital Share Transactions                                        605,173                 192,221
------------------------------------------------------------------------------------------------------------------------------
     Total Increase                                                                           747,806                 473,383
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Year                                                                      1,593,379               1,119,996
                                                                                         -------------------------------------
     End of Year                                                                           $2,341,185              $1,593,379
==============================================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                                                                    46,473                  25,633
     Issued in Lieu of Cash Distributions                                                       7,051                   2,992
     Redeemed                                                                                 (18,936)                (16,349)
                                                                                         -------------------------------------
          Net Increase in Shares Outstanding                                                   34,588                  12,276
==============================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

        The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                         Asset Allocation Fund
                                                                                       YEAR ENDED SEPTEMBER 30,
                                                                     ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                           1996       1995            1994         1993       1992
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                   $17.03     $13.78          $15.08       $13.79     $13.06
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                              .69        .64             .52          .54        .61
     Net Realized and Unrealized Gain (Loss) on Investments            1.82       3.18            (.81)        1.51        .90
                                                                     ----------------------------------------------------------
          Total From Investment Operations                             2.51       3.82            (.29)        2.05       1.51
                                                                     ----------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                              (.66)      (.57)           (.48)        (.59)      (.59)
     Distributions from Realized Capital Gains                         (.61)         --           (.53)        (.17)      (.19)
                                                                     ----------------------------------------------------------
          Total Distributions                                         (1.27)      (.57)          (1.01)        (.76)      (.78)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                         $18.27     $17.03          $13.78       $15.08     $13.79
===============================================================================================================================

TOTAL RETURN                                                         15.27%     28.57%          -2.05%       15.41%     12.16%
===============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Year (Millions)                              $2,341     $1,593          $1,120       $1,003       $502
     Ratio of Total Expenses to Average Net Assets                    0.47%      0.49%           0.50%        0.49%      0.52%
     Ratio of Net Investment Income to Average Net Assets             4.17%      4.41%           3.68%        4.07%      4.95%
     Portfolio Turnover Rate                                            47%        34%             51%          31%        18%
     Average Commission Rate Paid                                    $.0160        N/A             N/A          N/A        N/A
-------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform with generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

        1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

        2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

        3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. Government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

        4. FUTURES: The Fund uses S&P 500 Index futures contracts, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The Fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The Fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities.

        Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

        5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

        6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Under a contract that expires March 31, 1998, the Fund pays Mellon Capital Management Corporation an investment advisory fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the S&P 500 Stock Index. For the year ended September 30, 1996, the advisory fee represented an effective annual basic rate of 0.14% of the Fund's average net assets before a decrease of $515,000 (0.03%) based on performance. The base fee reflects a fee waiver of $146,000 (0.01%) during the period October 1, 1995, to March 31, 1996.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At September 30, 1996, the Fund had contributed capital of $219,000 to Vanguard (included in Other Assets), representing 1.1% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

D. During the year ended September 30, 1996, the Fund purchased $214,701,000 of investment securities and sold $91,623,000 of investment securities, not counting U.S. Government securities and temporary cash investments. Purchases and sales of U.S. Government securities were $1,017,123,000 and $549,383,000, respectively.

E. At September 30, 1996, net unrealized appreciation of investment securities for financial reporting and Federal income tax purposes was $283,836,000, consisting of unrealized gains of $308,636,000 on securities that had risen in value since their purchase and $24,800,000 in unrealized losses on securities that had fallen in value since their purchase.

        At September 30, 1996, the aggregate settlement value of open S&P 500 Index futures contracts expiring through March 1996, the unrealized appreciation on those contracts, and the market value of U.S. Treasury bills deposited as initial margin for those contracts were $565,961,000, $9,776,000, and $28,573,000, respectively. Unrealized appreciation on open futures contracts is required to be treated as realized gain for Federal income tax purposes.

F. The market value of securities on loan to broker/dealers at September 30, 1996, was $102,976,000, for which the Fund had received as collateral cash of $31,931,000 and U.S. Treasury securities with a market value of $73,300,000. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
Vanguard Asset Allocation Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Asset Allocation Fund (the "Fund") at September 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

October 31, 1996

SPECIAL 1996 TAX INFORMATION (UNAUDITED)
VANGUARD ASSET ALLOCATION FUND

This information for the fiscal year ended September 30, 1996, is included pursuant to provisions of the Internal Revenue Code.

         The Fund designates $70,559,000 as capital gain dividends (from net long-term capital gains), of which $237,000 was distributed to shareholders in December 1995. The balance of $70,322,000, along with any additional gains realized through October 31, 1996, will be distributed in December 1996.

         For corporate shareholders, 12.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
















All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director
             of The Vanguard Group, Inc. and of
             each of the investment companies in
             The Vanguard Group; Director of
             Chris-Craft Industries, Inc.

JOHN J. BRENNAN, President, Chief Executive Officer,
             and Director of The Vanguard Group,
             Inc. and of each of the investment
             companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and
             Director of Rhone-Poulenc Rorer
             Inc.; Director of Sun Company, Inc.
             and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great
             Atlantic and Pacific Tea Co., Alco
             Standard Corp., Raytheon Co.,
             Knight-Ridder, Inc., and Massa-
             chusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President Emeritus of The
             Brookings Institution; Director of
             American Express Bank Ltd., The St.
             Paul Companies, Inc., and National
             Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's
             Professor of Economics, Princeton
             University; Director of Prudential
             Insurance Co. of America, Amdahl
             Corp., Baker Fentress & Co., The
             Jeffrey Co., and Southern New
             England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and
             Chief Executive Officer of NACCO
             Industries, Inc.; Director of NACCO
             Industries, The BFGoodrich Co., and
             The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive
             Officer of The Nature Conservancy;
             formerly, Director and Senior Partner of McKinsey & Co. and President of New
             York University; Director of Pacific Gas and Electric Co., Procter & Gamble
             Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco
             Brands, Inc.; retired Vice Chairman
             and Director of RJR Nabisco;
             Director of TECO Energy, Inc. and
             Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive
             Officer of Rohm & Haas Co.;
             Director of Cummins Engine Co.;
             Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice
             President and Secretary of The
             Vanguard Group, Inc.; Secretary of
             each of the investment companies in
             The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The
             Vanguard Group, Inc.; Treasurer of
             each of the investment companies in
             The Vanguard Group.

KAREN E. WEST, Controller; Principal of The
             Vanguard Group, Inc.; Controller of
             each of the investment companies in
             The Vanguard Group.


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President,
            Information Technology.

JAMES H. GATELY, Senior Vice President,
            Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
            Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President,
            Institutional.

RALPH K. PACKARD, Senior Vice President and
            Chief Financial Officer.


[THE VANGUARD GROUP LOGO]


Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482


Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGOnline@aol.com  http://www.vanguard.com


This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Quantitative Portfolios
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS
  Vanguard International Growth Portfolio
  Vanguard/Trustees' Equity-International
    Portfolio

INDEX FUNDS

  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
  Vanguard Money Market Reserves
  Vanguard Admiral Funds

INCOME FUNDS
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)

Q780-9/96